UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 24, 2006 (October 18, 2006)
Date of report (Date of earliest event reported)
ALLEGHENY ENERGY, INC.
(Exact name of registrant as specified in charter)

Maryland	1-267	13-5531602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Cabin Hill Drive Greensburg, Pennsylvania	15601-1689
(Address of principal executive of offices)	(Zip code)
Registrant’s telephone number, including area code: (724) 837-3000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     On October 18, 2006, Allegheny Energy Service Corporation (“AESC”), a subsidiary of Allegheny Energy, Inc. (“AYE”) entered into a Change in Control Agreement between AESC and David M. Feinberg (the “Feinberg Agreement”), who was appointed Vice President and General Counsel of AYE, effective October 18, 2006, on behalf of itself, AYE, their affiliates and subsidiaries and any of their successors or assigns (the “AE Companies”).
     The Feinberg Agreement, which is effective as of October 18, 2006, provides for certain severance benefits upon the termination of Mr. Feinberg’s employment in connection with, or during the twelve-month period following, a Change in Control Date (as defined in the Feinberg Agreement) of AYE. If Mr. Feinberg’s employment by AESC is terminated without Cause (as defined in the Feinberg Agreement), or if Mr. Feinberg resigns for Good Reason (as defined in the Feinberg Agreement), in either case within the twelve-month period following the Change in Control Date, he will be entitled to (a) a lump sum payment equal to three times the sum of his annual base salary in effect immediately prior to such termination and his target bonus under AYE’s Annual Incentive Plan for the year in which such termination occurs and (b) a lump sum payment equal to his target bonus under AYE’s Annual Incentive Plan for the year in which such termination occurs, prorated to reflect the portion of such year during which he was employed by AESC. Additionally, the Feinberg Agreement entitles Mr. Feinberg to gross-up payments in the event that certain of his compensation is subject to excise tax, as more fully described in the Feinberg Agreement. The Feinberg Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
     Additionally, AESC entered into a separate letter agreement, dated October 18, 2006, with Mr. Feinberg (the “Feinberg Letter”) on behalf of itself and as agent for the AE Companies, pursuant to which AESC agreed to indemnify Mr. Feinberg against any and all costs, expenses, liabilities, and losses incurred or suffered by Mr. Feinberg in connection with any Claim (as defined in the Feinberg Letter) that is made, or threatened to be made, and arises out of or relates to his service to the AE Companies, as more fully described in the Feinberg Letter. The Feinberg letter is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Description

10.1	Change in Control Agreement, effective as of October 18, 2006, between Allegheny Energy Service Corporation and David M. Feinberg.

10.2	Letter Agreement, dated October 18, 2006, between Allegheny Energy Service Corporation and David M. Feinberg.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.

	By:	/s/ Philip L. Goulding

Dated: October 24, 2006	Name:	Philip L. Goulding
	Title:	Senior Vice President and CFO

EXHIBIT INDEX

Exhibit Number	Description

10.1	Change in Control Agreement, effective as of October 18, 2006, between Allegheny Energy Service Corporation and David M. Feinberg.

10.2	Letter Agreement, dated October 18, 2006, between Allegheny Energy Service Corporation and David M. Feinberg.

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